SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                         Date of Report: April 13, 2005

                          Corgenix Medical Corporation
             (Exact Name of registrant as specified in its charter)


       Colorado             000-24541            93-1223466
   (State or other       Commission File      I.R.S. Employer
   jurisdiction of           Number)        Identification No.)
    incorporation)

12061 Tejon St.
Westminster, Colorado 80234
(Address, including zip code, of principal executive offices)

(303) 457-4345
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

           Item 4.01. Changes in Registrant's Certifying Accountant.

      KPMG LLP was previously the principal accountants for Corgenix Medical Corporation. On March 8, 2005, that firm was dismissed by Corgenix as principal accountants and Hein & Associates LLP was engaged as principal accountants. The decision to change accountants was approved by the audit committee of the board of directors. In connection with the audits of the two fiscal years ended June 30, 2004, and the subsequent interim period through March 8, 2005, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.
      The audit reports of KPMG LLP on the consolidated financial statements of Corgenix Medical Corporation and subsidiaries as of and for the years ended June 30, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG LLP's report on the consolidated financial statements of Corgenix Medical Corporation and subsidiaries as of and for the years ended June 30, 2004 and 2003, contained a separate paragraph stating "as discussed in note 1 (g) to the consolidated financial statements, effective July 1, 2002, the Company changed its method of accounting for goodwill as prescribed by Statement of Financial Accounting Standards No. 142."

A letter from KPMG LLP is attached as Exhibit 16.1 to this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

           16.1 Letter dated April 13, 2005 from KPMG Regarding a Change in Certifying Accountant.


Statements in this report that are not strictly historical facts are "forward looking" statements (identified by the words "believe", "estimate", "project", "expect" or similar expressions) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, changes in the regulatory environment, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. The statements in this report are made as of today, based upon information currently known to management, and the company does not undertake any obligation to publicly update or revise any forward-looking statements.


Item 9.01  Financial Statements and Exhibits

      None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED, this 13th day of April, 2005       Corgenix Medical Corporation

                                          By: /s/ Douglass T. Simpson
                                          ---------------------------
                                          Douglass T. Simpson, President

April 13, 2005



Securities and Exchange Commission
Washington, D.C.  20549


Ladies and Gentlemen:


We were previously principal accountants for Corgenix Medical Corporation and, under the date of October 11, 2004, we reported on the consolidated financial statements of Corgenix Medical Corporation as of and for the years ended June 30, 2004 and 2003. On March 8, 2005, our appointment as principal accountants was terminated. We have read Corgenix Medical Corporation's statements included under Item 4.01 of its Form 8-K/A dated April 13, 2005, and we agree with such statements, except that we are not in a position to agree or disagree with Corgenix Medical Corporation's statement that the decision to change accountants was approved by the audit committee of the board of directors.

Very truly yours,

/s/  KPMG LLP